UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 6, 2014

Naked Brand Group Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52381	N/A
(State or other	(Commission	(IRS Employer
jurisdiction	File	Identification
of incorporation)	Number)	No.)

2 – 34346 Manufacturers Way, Abbotsford, BC V2S 7M1
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 877.592.4767

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Board Compensation

Effective January 6, 2014, we entered into an amendment agreement with Andrew Kaplan, a director of our company, whereby we agreed to amend the terms of Mr. Kaplan’s compensation in connection with a board agreement between our company and Mr. Kaplan dated July 19, 2013. Under the terms of the amendment agreement, we agreed to issue an aggregate of 450,000 shares of common stock to Mr. Kaplan in exchange for the cancellation of an aggregate of 450,000 stock options issued to Mr. Kaplan in connection with his appointment as a director of our company on July 19, 2013 and the related board agreement. Also on January 6, 2014, we agreed to pay a corporate advisory fee to Mr. Kaplan in the amount of $50,000.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above related to the Entry into a Material Definitive Agreement is responsive to this Item 3.02 and is incorporated herein by reference

We issued the shares to Mr. Kaplan relying on exemptions from registration provided by Section 4(a)(2) and/or Regulation D of the Securities Act of 1933.

Amendment to Stock Option Agreements

Effective January 6, 2014, we entered into an amendment agreement with a consultant., whereby we agreed to amend the terms of 500,000 stock options granted to the consultant in connection with a consulting agreement between our company and the consultant dated June 18, 2013 as follows:

(i) 150,000 options will be re-priced from $1.25 to $0.35;

(ii) 150,000 options will be re-priced from $1.75 to $0.55;

(iii) 200,000 options will be re-priced from $2.25 to $0.75; and

(iv) the expiry date of all of the stock options will be extended from June 18, 2015 to January 6, 2016;

We granted the stock options to one non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933, as amended) in an offshore transaction relying on Regulation S and/or Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in Item 1.01 above related to Entry into a Material Definitive Agreement is responsive to this Item 5.02 and is incorporated herein by reference.

Family Relationships

No family relationships exist between any of our directors or executive officers.

Certain Related Transactions and Relationships

We have not been party to any other transaction with Mr. Kaplan since the beginning of our last fiscal year, or any currently proposed transaction with Mr. Kaplan in which we were or will be a participant and where the amount involved exceeds $120,000, and in which Mr. Kaplan had or will have a direct or indirect material interest.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amendment Agreement between our company and Mr. Andrew Kaplan dated January 6, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAKED BRAND GROUP INC.

/s/ Joel Primus
Name:   Joel Primus
              President and Chief Executive Officer

Date: January 13, 2014